UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 30, 2009
TRICO MARINE SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33402	72-1252405

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10001 Woodloch Forest Drive, Suite 610 The Woodlands, Texas	77380

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 780-9926
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.
(a) On September 30, 2009, Trico Supply AS, a Norwegian limited company (“Holdings”), Trico Shipping AS, a Norwegian limited company (“Trico Shipping”), Trico Subsea Holding AS, a Norwegian limited company (“Trico Subsea Holding”), Trico Subsea AS, a Norwegian limited company (“Trico Subsea,” and together with Holdings, Trico Shipping and Trico Subsea Holding, the “Trico Parties”), the various lenders party thereto, Nordea Bank Finland PLC, New York Branch (“Nordea”), as Administrative Agent, Book Runner and Joint Lead Arranger, and Bayerishe Hypo-Und Vereinsbank AG (“HVB”), as Joint Lead Arranger, executed the Amended and Restated Credit Agreement (the “Amended Agreement”), which amends, restates and combines the $200 million credit agreement, dated as of May 14, 2008 (as amended, the “$200 million Credit Agreement”), among the Trico Parties, the lenders party thereto, Nordea and HVB and the $100 million credit agreement, dated as of April 24, 2008 (as amended, the “$100 million Credit Agreement,” and together with the $200 million Credit Agreement, the “Credit Agreements”), among the Trico Parties, the lenders party thereto, Nordea and HVB.
The Amended Agreement amends the provisions of the Credit Agreements by, among other things:
•	Reducing the total commitments under the Credit Agreements to an aggregate of $172,561,246, subject to certain adjustments;
•	Requiring loans to be made in U.S. dollars;
•	Deferring a principal payment for the third quarter of 2009;
•	Restructuring the amortization such that scheduled principal payments are reduced, resulting in a larger bullet payment at maturity;
•	Changing the maturity date of the amounts due under the $100 million Credit Agreement to May 13, 2013 from December 31, 2017 such that the amounts due under Credit Agreements will mature on the same date;
•	Adding Trico Marine Services, Inc. as a guarantor of the obligations of the Trico Parties under the Credit Agreements;
•	Securing the amounts owed under each of the Credit Agreements with the collateral securing the other Credit Agreement, effectively expanding the collateral package; and
•	Updating the collateral package.
The foregoing description of the Amended Agreement is not complete and is qualified in its entirety by reference to the Amended Agreement, a copy of which is filed herewith as Exhibits 10.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

10.1	Amended and Restated Credit Agreement

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: October 6, 2009

TRICO MARINE SERVICES, INC.
By:	/s/ Rishi A. Varma
	Name:	Rishi A. Varma
	Title:	Secretary, Chief Administrative Officer, Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amended and Restated Credit Agreement